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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 31, 2002
                                                          -------------


                                  GenCorp Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Ohio                        1-1520                  34-0244000
            ----                        ------                  ----------
(State or Other Jurisdiction       (Commission File            IRS Employer
      of Incorporation)                 Number)             Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California           95670
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         (Address of Principal Executive Offices)               (Zip Code)


P.O. Box 537012, Sacramento, California                         95853-7012
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         (Mailing Address)                                      (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
                                                           --------------


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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on July 31, 2002.

Exhibit 99.1 is a GenCorp Inc. press release dated July 31, 2002, which stated that Douglas Jeffries has assumed the position of Vice President, Controller for the Company.



ITEM 7.  EXHIBITS

Table                                                                  Exhibit
Item No.   Exhibit Description                                         Number
--------   -------------------                                         ------

 99        GenCorp Inc.'s press release dated July 31, 2002, which      99.1
           stated that Douglas Jeffries has assumed the position of Vice President, Controller for the Company.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    GENCORP INC.




                            By:    /s/ William R. Phillips
                                   -----------------------
                            Name:  William R. Phillips
                            Title: Senior Vice President, Law;
                                   General Counsel and Secretary

Dated:  August 2, 2002